UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 200

Houston, Texas 77042-3643

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2025, the Management Development and Compensation Committee of the Board of Directors of APA Corporation (the “Company”) approved both a new form of Performance Share Program Agreement (the “Performance Share Program Agreement”) and a new form of Stock Option Award Agreement (the “Option Award Agreement,” and, together with the Performance Share Program Agreement, the “Award Agreements”). Pursuant to the Award Agreements, the Company will award performance shares (“Performance Shares”) and stock options to purchase shares of the Company’s common stock, respectively, to the Company’s executive officers under the Company’s 2016 Omnibus Compensation Plan, as amended.

The Performance Share Program Agreement mirrors the Company’s previous form of performance share program agreement, except that the Performance Share Program Agreement provides that vesting of the Performance Shares is based on two individually weighted measures of performance: Relative Total Shareholder Return (60%) and Cash Return on Invested Capital (40%).

The Option Award Agreement mirrors the Company’s previous form of stock option award agreement utilized in 2018, with updates based on amendments made to the previously issued stock option award agreements, which include, but are not limited to, revising the definition of “Involuntary Termination.”

The foregoing descriptions of the Award Agreements do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of the Performance Share Program Agreement and the Option Award Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of 2025 Performance Share Program Agreement (2016 Omnibus Compensation Plan), dated January 9, 2025.

10.2	Form of 2025 Stock Option Award Agreement (2016 Omnibus Compensation Plan), dated January 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: January 10, 2025	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary